================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                 JANUARY 3, 2007
                                (Date of Report)




                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)




                                     1-13277
                              (Commission File No.)



                  DELAWARE                               36-4144905
       (State or other jurisdiction)         (IRS Employer Identification No.)


      333 S. WABASH, CHICAGO, ILLINOIS                     60604
  (Address of principal executive offices)               (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02. ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

           On January 3, 2007 CNA Surety Corporation issued a press release noting the death of Roy E. Posner, a director of the company. See
           Exhibit 99 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

                  Exhibit 99 - CNA Surety Corporation Press Release issued on January 3, 2007.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                           CNA SURETY CORPORATION
                           (Registrant)



                       By: /s/ John F. Corcoran
                           ----------------------------------
                           John F. Corcoran
                           Senior Vice President and Chief Financial Officer









Dated:  January 3, 2007

                                  EXHIBIT INDEX

Exhibit No.
      99.   CNA Surety Corporation Press Release issued on January 3, 2007.